Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT

CHIEF FINANCIAL OFFICER

EXANTAS CAPITAL CORP.

717 Fifth Avenue

New York, NY 10022

212-621-3210

EXANTAS CAPITAL CORP.

REPORTS RESULTS FOR

THREE MONTHS ENDED MARCH 31, 2020

New York, NY, May 7, 2020 - Exantas Capital Corp. (NYSE: XAN) (“XAN” or the “Company”) reports results for the three months ended March 31, 2020.

Significant Items

•	GAAP net loss allocable to common shares was $(6.30) per share-diluted for the three months ended March 31, 2020.
•	Core Earnings were $(5.47) per common share-diluted and Core Earnings, adjusted were $0.23 per common share-diluted for the three months ended March 31, 2020 (see Schedule I).
•

XAN incurred a loss of $180.3 million on the disposition of its commercial mortgage-backed securities (“CMBS”) portfolio that was financed with repurchase agreements. Following the repayment of its repurchase agreements on April 20, 2020, XAN had no debt obligations or mark-to-market exposure to financed CMBS. No further losses associated with the settlements of the Company’s financed CMBS portfolio will be recognized subsequent to the quarter ended March 31, 2020.

•

XAN reduced its leverage and in exchange received written confirmation from lenders representing over 90% of the outstanding balance of its commercial real estate (“CRE”) loan warehouse financing facilities, which provided a framework to avoid credit-based markdowns for approximately four months.

•	XAN originated $208.9 million of new CRE loans during the three months ended March 31, 2020 (see Schedule III).
•

Non-recourse, non-mark-to-market collateralized loan obligation financings comprised approximately $1.1 billion, or 83%, of the approximately $1.4 billion of outstanding asset-specific borrowings at May 7, 2020.

•	XAN had unrestricted cash and cash equivalents of $36.7 million and unencumbered assets of approximately $91.5 million at May 7, 2020.
•	GAAP book value was $7.13 per common share at March 31, 2020, as compared to $14.00 per common share at December 31, 2019.

Three Months Ended March 31, 2020 Results

•

GAAP net loss allocable to common shares was $199.1 million, or $(6.30) per share-diluted, for the three months ended March 31, 2020, as compared to GAAP net income allocable to common shares of $5.5 million, or $0.18 per share-diluted, for the three months ended March 31, 2019.

•	GAAP net loss allocable to common shares for the three months ended March 31, 2020 includes:
•

$185.4 million, or $(5.86) per share-diluted, of losses on the disposition of the Company’s CMBS portfolio financed with repurchase agreements ($180.3 million) and fair value adjustments on two CMBS investments that were not financed ($5.1 million);

•

$16.1 million, or $(0.51) per share-diluted, of a non-cash provision for credit losses using the current expected credit losses (“CECL”) model required pursuant to GAAP starting on January 1, 2020; and

•	$3.8 million, or $(0.12) per share-diluted, of fair value adjustments on the Company’s remaining asset held for sale.

•

Core Earnings were $(172.9) million, or $(5.47) per common share-diluted, for the three months ended March 31, 2020, and Core Earnings, adjusted were $7.4 million, or $0.23 per common share-diluted, after a $180.3 million, or $(5.70) per common share-diluted, adjustment for the disposition of the Company’s CMBS portfolio and settlements of the repurchase agreements that financed this portfolio (see Schedule I).

Impact of COVID-19

In December 2019, a novel strain of coronavirus (“COVID-19”) was identified. Subsequently, COVID-19 proliferated throughout the globe, prompting its designation as a pandemic by the World Health Organization and the declaration of national emergencies by countries around the world, including the United States. As a result, the COVID-19 pandemic produced material and previously unforeseeable liquidity shocks to the real estate credit markets. In response to the turmoil in financial markets and related uncertainty, XAN has taken actions to preserve liquidity and reduce credit risk exposure on its balance sheet, including:

•	Overseeing the disposition of its CMBS portfolio and the settlement of its CMBS borrowings (see “Additional Items - Commercial Mortgage-Backed Securities”).
•	Suspending its common stock and 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock dividends.
•

Reducing its leverage and in exchange receiving written confirmation from lenders representing over 90% of the outstanding balance of its CRE loan warehouse financing facilities, which provides a framework to avoid credit-based markdowns for approximately four months.

As the economic effects of the COVID-19 pandemic continue to develop, XAN will continue to rigorously monitor the financial markets and its financial position in order to remain responsive and adaptable.

Subsequent Events

The following significant events occurred subsequent to March 31, 2020:

•	Settlement of $175.9 million of CMBS repurchase agreements in April 2020 utilizing cash and the proceeds from dispositions of CMBS collateral and posted cash margin.
•

Termination of the interest rate swaps on the CMBS portfolio, which had unrealized losses of $11.8 million recorded in equity at the time of termination in April 2020, of which $475,000 occurred after March 31, 2020. The losses will be amortized into earnings over the remaining lives of the underlying contracts, for over seven years.

•	All but two of XAN’s CRE loans were current on debt service due in April 2020.
•	Reduced the aggregate balance of the CRE loan warehouse financing facilities by a total of $40.2 million ($20.2 million from CRE loan payoff proceeds and $20.0 million from available cash).
•	XAN had leverage of approximately 4.5 times at May 7, 2020.

Additional Items

Commercial Real Estate

•	Substantially all of XAN’s $1.9 billion CRE loan portfolio comprised floating-rate senior whole loans at March 31, 2020.
•	83.5% of the CRE loan portfolio was collateralized by multifamily, office, self-storage, manufactured housing and industrial properties at March 31, 2020.
•	XAN’s CRE floating-rate whole loan portfolio had a weighted average spread of 3.41% over the weighted average one-month London Interbank Offered Rate (“LIBOR”) floor of 1.91% at March 31, 2020.

The following table summarizes XAN’s CRE loan activities and fundings of previous commitments for the three and twelve months ended March 31, 2020 and 2019 (in millions, except percentages and amounts in footnotes):

	Three Months Ended March 31, 2020	Twelve Months Ended March 31, 2020	Three Months Ended March 31, 2019	Twelve Months Ended March 31, 2019
New CRE floating-rate whole loan commitments	$204.1	$755.7	$171.0	$886.2
New CRE fixed-rate whole loan fundings	4.8	4.8	—	—
New CRE preferred equity investments	—	8.7	—	—
Total CRE loan commitments, fundings and investments	208.9	769.2	171.0	886.2
Payoffs and paydowns (1)(2)	(87.1)	(662.9)	(67.4)	(591.6)
Previous commitments and investments funded	11.3	41.4	13.0	53.8
New unfunded loan commitments and investments	(23.7)	(70.6)	(6.3)	(73.7)
Net CRE loans funded	109.4	77.1	110.3	274.7

Acquired CRE loans (committed balance)	—	210.8	—	—
Payoffs and paydowns (1)	(3.1)	(42.7)	—	—
Previous commitments funded	0.1	0.3	—	—
Acquired unfunded loan commitments	—	(14.0)	—	—
Net CRE loans (repaid) acquired	(3.0)	154.4	—	—

Net CRE loans funded and acquired	$106.4	$231.5	$110.3	$274.7

CRE floating-rate whole loan and preferred equity investment weighted average rates:
Weighted average one-month LIBOR floor on new originations and acquisitions (3)	1.63%	2.02%	2.37%	2.03%
Weighted average spread above one-month LIBOR (3)	3.09%	3.29%	3.16%	3.27%
Weighted average unlevered yield, including amortization of origination fees and acquisition costs	5.04%	5.53%	5.96%	5.83%

CRE fixed-rate whole loan weighted average rates:
Weighted average rate on new fixed-rate fundings	4.44%	4.44%	N/A	N/A
(1)

CRE loan payoffs and extensions resulted in exit and extension fees of $352,000 and $2.4 million during the three and twelve months ended March 31, 2020, respectively, and $475,000 and $3.1 million during the three and twelve months ended March 31, 2019, respectively.

(2)	Activity excludes legacy CRE loans.
(3)	Applies to new floating-rate CRE whole loans funded and acquired.

CECL Allowance

In January 2020, XAN adopted new accounting guidance that transitioned the allowance for credit losses to a CECL model. The following table rolls forward XAN’s allowance for credit losses (in thousands):

Three Months Ended March 31, 2020
Allowance for credit losses at December 31, 2019	$1,460
Adoption of the new accounting guidance, recorded in retained earnings	3,032
Provision for credit losses at March 31, 2020	16,149
Allowance for credit losses at March 31, 2020 (1)	$20,641

(1)	Represents the total non-cash reserves currently on XAN’s consolidated balance sheet pursuant to CECL.

Commercial Mortgage-Backed Securities

As previously reported, the impact of the COVID-19 pandemic on real estate credit markets resulted in substantial CMBS financing margin calls for XAN, certain of which were not met, which resulted in default notices with respect to certain CMBS repurchase agreements.

In April 2020, XAN completed the disposition of its CMBS portfolio, retaining only the unencumbered, below investment grade tranches of a single CMBS securitization with a fair value of $3.2 million at March 31, 2020, and settled all of its CMBS repurchase agreement financings.

Commercial Real Estate Securitizations

•

XAN closed a CRE debt securitization on March 12, 2020 that financed CRE loans of $522.6 million and issued $435.7 million of non-recourse, floating-rate notes at a weighted average cost of one-month LIBOR plus 1.30%.

Liquidity

•	At May 7, 2020, XAN’s available liquidity consisted of $36.7 million in unrestricted cash and cash equivalents and unencumbered assets of approximately $91.5 million.

Common Stock Book Value, Economic Book Value and Total Stockholders’ Equity

The following table rolls forward XAN’s common stock book value from December 31, 2019 to March 31, 2020 and reconciles common stock book value to economic book value, a non-GAAP measure, at March 31, 2020 (see Schedule IV) (in thousands, except per share data and amounts in footnotes):

	Total Amount	Per Share Amount
Common stock book value at December 31, 2019 (1)	$440,442	$14.00
Net loss allocable to common shares (2)	(199,109)	(6.28)
Change in other comprehensive income:
Available-for-sale securities	(5,926)	(0.19)
Derivatives	(6,772)	(0.21)
Adoption of new CECL accounting guidance on January 1, 2020	(3,032)	(0.10)
Impact to equity of share-based compensation (3)	498	(0.09)
Total net decrease	(214,341)	(6.87)
Common stock book value at March 31, 2020 (1)(4)	$226,101	$7.13

Reconciling items in arriving at economic book value at March 31, 2020:
Non-cash 4.50% Convertible Senior Notes’ unamortized discounts	(7,427)	(0.23)
Series C Preferred Stock redemption value in excess of carrying value	(4,045)	(0.13)
Economic book value at March 31, 2020	$214,629	$6.77
(1)

Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 351,325 and 420,962 shares at March 31, 2020 and December 31, 2019, respectively. The denominators for the calculations are 31,690,736 and 31,459,632 at March 31, 2020 and December 31, 2019, respectively.

(2)

The per share amount is calculated with the denominator referenced in footnote (1) at March 31, 2020. Net loss per common share-diluted of $(6.30) is calculated using the weighted average diluted shares outstanding during the three months ended March 31, 2020.

(3)	Common stock book value is calculated as total stockholders’ equity of $342.1 million less preferred stock equity of $116.0 million at March 31, 2020.

The following table presents the economic book value per common share at the dates presented:

	At March 31, 2020	At December 31, 2019	At September 30, 2019	At June 30, 2019	At March 31, 2019
Economic book value	$6.77	$13.61	$13.71	$13.63	$13.60

Investment Portfolio

The following table summarizes the amortized cost and net carrying amount of XAN’s investment portfolio at March 31, 2020, classified by asset type (in thousands, except percentages and amounts in footnotes):

At March 31, 2020	Amortized Cost	Net Carrying Amount	Percent of Portfolio	Weighted Average Coupon
Core Assets:
CRE whole loans, floating-rate (1)(2)	$1,849,749	$1,832,492	93.16%	5.37%
CRE mezzanine loan and preferred equity investments (1)(2)	31,226	27,842	1.42%	11.18%
CMBS, fixed-rate (3)	36,152	36,046	1.83%	3.94%
CMBS, floating-rate (3)	41,198	41,198	2.09%	3.85%
CRE whole loans, fixed-rate (4)	4,838	4,730	0.24%	4.44%
Total Core Assets	1,963,163	1,942,308	98.74%
Non-Core Assets:
Legacy CRE assets (5)(6)	36,036	24,711	1.26%	1.45%
Total Core and Non-Core Assets	$1,999,199	$1,967,019	100.00%
(1)	Net carrying amount includes a non-cash allowance for credit losses pursuant to CECL of $20.6 million at March 31, 2020.
(2)	Classified as CRE loans on the consolidated balance sheet.
(3)	Classified as investment securities available-for-sale on the consolidated balance sheet. In April 2020, XAN sold substantially all of its CMBS.
(4)	Classified as other assets on the consolidated balance sheet.
(5)	Includes one legacy CRE loan with an amortized cost of $11.5 million classified as a CRE loan on the consolidated balance sheet as XAN intends to hold this loan to maturity.
(6)	Net carrying amount includes a lower of cost or market value adjustment at March 31, 2020.

Supplemental Information

The following schedules of reconciliations and supplemental information at March 31, 2020 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income (Loss) to Core Earnings;
•	Schedule II - Summary of Securitization Performance Statistics;
•	Schedule III - CRE Loan Activities;
•	Schedule IV - Economic Book Value Per Share; and
•	Schedule V - Supplemental Information.

About Exantas Capital Corp.

Exantas Capital Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and other commercial real estate-related debt investments.

The Company is externally managed by Exantas Capital Manager Inc. (the “Manager”), which is an indirect wholly-owned subsidiary of C-III Capital Partners LLC, a leading commercial real estate investment management and services company engaged in a broad range of activities.

For more information, please visit XAN’s website at www.exantas.com or contact investor relations at IR@exantas.com.

Safe Harbor Statement

Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. XAN’s actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	the economic impact of the COVID-19 pandemic, including but not limited to:
•	the availability of debt and equity capital to acquire and finance investments;
•	defaults or bankruptcies by borrowers on XAN’s loans or on loans underlying its investments;
•	adverse market trends that have affected and may continue to affect the value of real estate and other assets underlying XAN’s investments;
•	fluctuations in interest rates and related hedging activities;
•	increases in financing or administrative costs; and
•	general business and economic conditions that have in the past impaired and may in the future impair the credit quality of borrowers and XAN’s ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which XAN is subject, see Item 1A, “Risk Factors,” included in its Annual Report on Form 10-K for the year ended December 31, 2019 and the risks expressed in its other public filings with the Securities and Exchange Commission (the “SEC”).

XAN cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to XAN or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, XAN undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Furthermore, certain non-GAAP financial measures are discussed in this release. XAN’s presentation of this information is not intended to be considered in isolation of or as a substitute for the financial information presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are set forth in Schedule I and Schedule IV of this release and can be accessed through XAN’s filings with the SEC at www.sec.gov.

The remainder of this release contains XAN’s unaudited (2020) and audited (2019) consolidated balance sheets, unaudited consolidated statements of operations, a reconciliation of GAAP net income (loss) to Core Earnings, a summary of securitization performance statistics, a summary of XAN’s CRE loan activities, a reconciliation of XAN’s common stock book value to its economic book value and supplemental information regarding XAN’s CRE loan portfolio.

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	March 31, 2020	December 31, 2019
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$42,752	$79,958
Restricted cash	65,351	14,476
Accrued interest receivable	7,309	8,042
CRE loans	1,892,486	1,791,445
Less: allowance for credit losses	(20,641)	(1,460)
CRE loans, net	1,871,845	1,789,985
Investment securities available-for-sale	77,244	520,714
Principal paydowns receivable	—	19,517
Investments in unconsolidated entities	1,548	1,548
Derivatives, at fair value	—	30
Other assets	9,603	3,290
Assets held for sale	13,466	16,766
Total assets	$2,089,118	$2,454,326
LIABILITIES (2)
Accounts payable and other liabilities	$4,348	$3,408
Management fee payable	692	701
Accrued interest payable	2,270	4,408
Borrowings	1,724,932	1,872,577
Distributions payable	1,725	10,492
Derivatives, at fair value	11,326	4,558
Accrued tax liability	33	38
Liabilities held for sale	1,735	1,746
Total liabilities	1,747,061	1,897,928
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding	5	5
Common stock, par value $0.001: 125,000,000 shares authorized; 32,042,061 and 31,880,594 shares issued and outstanding (including 351,325 and 420,962 of unvested restricted shares)	32	32
Additional paid-in capital	1,085,539	1,085,041
Accumulated other comprehensive (loss) income	(10,877)	1,821
Distributions in excess of earnings	(732,642)	(530,501)
Total stockholders’ equity	342,057	556,398
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,089,118	$2,454,326

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS - (Continued)

(in thousands, except share and per share data)

	March 31, 2020	December 31, 2019
	(unaudited)
(1) Assets of consolidated variable interest entities (“VIEs”) included in total assets above:
Restricted cash	$3,083	$532
Accrued interest receivable	4,904	3,780
CRE loans, pledged as collateral	1,434,694	957,045
Principal paydowns receivable	—	19,239
Other assets	18	25
Total assets of consolidated VIEs	$1,442,699	$980,621
(2) Liabilities of consolidated VIEs included in total liabilities above:
Accounts payable and other liabilities	$117	$175
Accrued interest payable	1,124	897
Borrowings	1,086,923	746,439
Total liabilities of consolidated VIEs	$1,088,164	$747,511

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	For the Three Months Ended
	March 31,
	2020	2019
REVENUES
Interest income:
CRE loans	$27,041	$27,343
Securities	6,149	6,375
Other	100	214
Total interest income	33,290	33,932
Interest expense	18,394	19,395
Net interest income	14,896	14,537
Other revenue	23	26
Total revenues	14,919	14,563
OPERATING EXPENSES
Management fees	2,117	2,083
Equity compensation	498	683
General and administrative	3,382	2,577
Depreciation and amortization	15	24
Provision for credit losses, net	16,149	1,025
Total operating expenses	22,161	6,392

	(7,242)	8,171
OTHER INCOME (EXPENSE)
Net realized and unrealized loss on investment securities available-for-sale and loans and derivatives	(185,357)	—
Fair value adjustments on financial assets held for sale	(3,791)	(102)
Other (expense) income	(86)	101
Total other expense	(189,234)	(1)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	(196,476)	8,170
Income tax benefit	—	—
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	(196,476)	8,170
NET LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	(45)	(37)
NET (LOSS) INCOME	(196,521)	8,133
Net income allocated to preferred shares	(2,588)	(2,588)
NET (LOSS) INCOME ALLOCABLE TO COMMON SHARES	$(199,109)	$5,545
NET (LOSS) INCOME PER COMMON SHARE - BASIC:
CONTINUING OPERATIONS	$(6.30)	$0.18
DISCONTINUED OPERATIONS	—	—
TOTAL NET (LOSS) INCOME PER COMMON SHARE - BASIC	$(6.30)	$0.18
NET (LOSS) INCOME PER COMMON SHARE - DILUTED:
CONTINUING OPERATIONS	$(6.30)	$0.18
DISCONTINUED OPERATIONS	—	—
TOTAL NET (LOSS) INCOME PER COMMON SHARE - DILUTED	$(6.30)	$0.18
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	31,626,204	31,379,253
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	31,626,204	31,531,286

SCHEDULE I

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO CORE EARNINGS

(unaudited)

Core Earnings is a non-GAAP financial measure that XAN uses to evaluate its operating performance.

Core Earnings exclude the effects of certain transactions and GAAP adjustments that XAN believes are not indicative of its current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets, such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE assets and other non-CRE assets designated as assets held for sale at the initial measurement date of December 31, 2016.

Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for credit losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets,(1)(2) (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.

Although pursuant to the Third Amended and Restated Management Agreement XAN calculates incentive compensation using Core Earnings that exclude incentive compensation payable to the Manager, XAN includes incentive compensation payable to the Manager in calculating Core Earnings for reporting purposes.

Core Earnings allocable to common shares, adjusted (“Core Earnings Adjusted”) is a non-GAAP financial measure used to evaluate XAN’s operating performance. Core Earnings Adjusted exclude certain non-recurring items and the results of certain transactions that are not indicative of XAN’s ongoing operating performance.

Core Earnings and Core Earnings Adjusted do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or as measures of liquidity under GAAP. XAN’s methodology for calculating Core Earnings and Core Earnings Adjusted may differ from methodologies used by other companies to calculate similar supplemental performance measures, and, accordingly, its reported Core Earnings and Core Earnings Adjusted may not be comparable to similar performance measures used by other companies.

The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares and Core Earnings allocable to common shares, adjusted for the periods presented (in thousands, except per share data and the amount in the footnotes):

	For the Three Months Ended
	March 31,
	2020	2019
Net (loss) income allocable to common shares - GAAP	$(199,109)	$5,545

Reconciling items from continuing operations:
Non-cash equity compensation expense	498	683
Non-cash provision for CRE credit losses	16,149	1,025
Unrealized loss on core activities (3)	5,197	—
Non-cash amortization of discounts or premiums associated with borrowings	711	683
Net realized gain on non-core assets (1)(2)	—	(8)
Net income from non-core assets (2)	(27)	(5)

Reconciling items from discontinued operations and CRE loans:
Net interest income on legacy CRE loans	(161)	(233)
Fair value adjustments on legacy CRE loans	3,791	102
Loss from discontinued operations, net of taxes	45	37
Core Earnings allocable to common shares	(172,906)	7,829

Reconciling items in arriving at Core Earnings allocable to common shares, adjusted:
Loss on disposition of CMBS	180,315	—
Core Earnings allocable to common shares, adjusted	$7,409	$7,829

Weighted average common shares - diluted on Core Earnings allocable to common shares	31,626	31,531
Weighted average common shares - diluted on Core Earnings allocable to common shares, adjusted	31,730	31,531

Core Earnings per common share - diluted	$(5.47)	$0.25
Core Earnings per common share, adjusted - diluted	$0.23	$0.25
(1)	Net realized gain on non-core assets is a component of net income or loss from non-core assets.
(2)

Non-core assets are investments and securities owned by XAN at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE assets and (v) other non-CRE assets included in assets held for sale.

(3)	Substantially comprises unrealized losses on two unencumbered CMBS investments of $5.1 million at March 31, 2020.

SCHEDULE II

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUMMARY OF SECURITIZATION PERFORMANCE STATISTICS

(unaudited)

Distributions, Coverage Tests and Liquidations

The following table sets forth the distributions received by XAN and coverage test summaries for its active securitizations for the periods presented (in thousands):

	Cash Distributions		Overcollateralization Cushion (1)
Name	For the Three Months Ended March 31, 2020	For the Year Ended December 31, 2019	At March 31, 2020	At the Initial Measurement Date	End of Designated Principal Reinvestment Period
XAN 2018-RSO6 (2)	$2,656	$17,959	$82,175	$25,731	December 2020
XAN 2019-RSO7 (2)	$4,729	$10,672	$34,947	$34,341	April 2022
XAN 2020-RSO8 (2)	$—	$—	$26,146	$26,146	March 2023
Apidos CDO I, Ltd. (3)	$—	$708	N/A	$17,136	N/A
(1)	Overcollateralization cushion represents the amount by which the collateral held by the securitization issuer exceeds the minimum amount required.
(2)

The designated principal reinvestment period for Exantas Capital Corp. 2018-RSO6, Ltd., Exantas Capital Corp. 2019-RSO7, Ltd. and Exantas Capital Corp. 2020-RSO8, Ltd. is the period in which principal repayments can be utilized to purchase loans held outside of the respective securitization that represent the funded commitments of existing collateral in the respective securitization that were not funded as of the date the respective securitization was closed. Additionally, the indenture for each securitization does not contain any interest coverage test provisions.

(3)	Apidos CDO I, Ltd. was substantially liquidated in October 2014.

The following table sets forth the distributions received by XAN and liquidation details for its liquidated securitizations for the periods presented (in thousands):

	Cash Distributions		Liquidation Details
Name	For the Three Months Ended March 31, 2020	For the Year Ended December 31, 2019	Liquidation Date	Remaining Assets at the Liquidation Date (1)
RCC 2017-CRE5	$—	$12,551	July 2019	$112,753
Whitney CLO I, Ltd. (2)	$—	$68	January 2019	$—
(1)	The remaining assets at the liquidation date were distributed to XAN in exchange for its preference shares and equity notes in the securitization.
(2)	Whitney CLO I, Ltd. was substantially liquidated in September 2013.

SCHEDULE III

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CRE LOAN ACTIVITIES

(unaudited)

The following table summarizes XAN’s CRE loan activities and fundings of previous commitments for the periods then ended (in millions):

	For the Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
New CRE floating-rate whole loan commitments	$204.1	$203.0	$105.1	$243.4	$171.0
New CRE fixed-rate whole loan fundings	4.8	—	—	—	—
New CRE preferred equity investments	—	—	—	8.7	—
Total CRE loan commitments, fundings and investments	208.9	203.0	105.1	252.1	171.0
Payoffs and paydowns (1)	(87.1)	(182.0)	(256.8)	(136.9)	(67.4)
Previous commitments funded and investments funded	11.3	10.8	7.9	11.3	13.0
New unfunded loan commitments and investments	(23.7)	(13.6)	(12.0)	(21.3)	(6.3)
Net CRE loans funded (repaid)	109.4	18.2	(155.8)	105.2	110.3

Acquired CRE loans (committed balance)	—	—	—	210.8	—
Payoffs and paydowns	(3.1)	(22.8)	(0.1)	(16.7)	—
Previous commitments funded	0.1	—	0.2	—	—
Acquired unfunded loan commitments	—	—	—	(14.0)	—
Net CRE loans (repaid) acquired	(3.0)	(22.8)	0.1	180.1	—

Net CRE loans funded (repaid) and acquired	$106.4	$(4.6)	$(155.7)	$285.3	$110.3
(1)	Activity excludes legacy CRE loans.

SCHEDULE IV

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

ECONOMIC BOOK VALUE PER SHARE

(unaudited)

Management views economic book value, a non-GAAP measure, as a useful and appropriate supplement to GAAP stockholders’ equity and common stock book value because it adjusts GAAP common stock book value to account for the face redemption amounts of the Company’s outstanding preferred stock and convertible senior notes. The following table reconciles XAN’s common stock book value per share to its economic book value per share at the dates presented:

	At March 31, 2020	At December 31, 2019	At September 30, 2019	At June 30, 2019	At March 31, 2019
Common stock book value	$7.13	$14.00	$14.12	$14.06	$14.06
Non-cash convertible senior notes' unamortized discounts	(0.23)	(0.26)	(0.28)	(0.30)	(0.33)
Preferred stock redemption values in excess of carrying values	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Economic book value	$6.77	$13.61	$13.71	$13.63	$13.60

SCHEDULE V

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Certain Loan Statistics

The following table presents information on XAN’s allowance for credit losses, which excludes fair value adjustments on a legacy CRE asset classified as assets held for sale, at the dates indicated (dollars in thousands, percentages based on amortized cost):

	March 31, 2020	December 31, 2019
	(unaudited)
Allowance for credit losses:
CRE whole loans	$17,257	$1,460
CRE mezzanine loan	192	—
CRE preferred equity investments	3,192	—
Total allowance for credit losses (1)	$20,641	$1,460
Allowance as a percentage of total loans	1.1%	0.1%

(1)	Represents the total non-cash reserves currently on XAN’s consolidated balance sheet pursuant to CECL at March 31, 2020.

The following table presents unaudited CRE loan portfolio statistics at March 31, 2020, excluding a legacy CRE asset classified as held for sale (percentages based on carrying value at March 31, 2020):

Loan type:
Whole loans	98.6%
Preferred equity investments	1.2%
Mezzanine loan	0.2%
Total	100.0%

Collateral type:
Multifamily	59.6%
Office	12.8%
Hotel	10.1%
Self-Storage	7.2%
Retail	6.4%
Manufactured Housing	3.3%
Industrial	0.6%
Total	100.0%

Collateral by NCREIF U.S. region:
Mountain (1)	20.1%
Southwest (2)	19.0%
Southeast (3)	17.7%
Mid Atlantic (4)	13.5%
Pacific (5)	12.7%
Northeast (6)	11.5%
East North Central	5.0%
West North Central	0.5%
Total	100.0%
(1)	CRE loans in Arizona and Nevada represent 9.6% and 6.8%, respectively, of the total loan portfolio.
(2)	CRE loans in Texas represent 18.4% of the total loan portfolio.
(3)	CRE loans in Florida and Georgia represent 10.2% and 6.9%, respectively, of the total loan portfolio.
(4)	CRE loans in South Carolina represent 5.3% of the total loan portfolio.
(5)	CRE loans in California represent 11.4% of the total loan portfolio.
(6)	CRE loans in New York represent 6.4% of the total loan portfolio.